                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21471
                                                     ---------

                Nuveen Tax-Advantaged Total Return Strategy Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2007
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                                   Annual Report
                                                               DECEMBER 31, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN
                                                     TAX-ADVANTAGED
                                                     TOTAL RETURN
                                                     STRATEGY FUND
                                                     JTA

           Opportunities for Capital Appreciation and Tax-Advantaged Distributions from a Portfolio of Value Equities and Senior Loans

                                                         NUVEEN INVESTMENTS LOGO

                             Life is complex.

                                         Nuveen
                                            makes things
                                        e-simple.

                                        -----------------------------------

                                        It only takes a minute to sign up
                                        for e-Reports. Once enrolled,
                                        you'll receive an e-mail as soon as
                                        your Nuveen Investments Fund
                                        information is ready--no more
                                        waiting for delivery by regular
                                        mail. Just click on the link within
                                        the e-mail to see the report, and
                                        save it on your computer if you
                                        wish.

Free e-Reports right to your e-mail!

    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2008

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JTA

The Fund has been managed since its inception in 2004 by two affiliates of Nuveen Investments. The Fund's investments in dividend-paying common and preferred stocks are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund's investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management, LLC (Symphony). Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 22 years of corporate finance and investment management experience.

The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here Jon, Gunther and Lenny talk about general market conditions, their management strategies and the performance of the Fund for the twelve-month period ended December 31, 2007.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE ANNUAL REPORTING PERIOD ENDED DECEMBER 31, 2007?

During the first part of the period, equities generally performed well as favorable corporate earnings and export-driven economic growth were sufficient to offset some growing anxiety over the deteriorating housing and mortgage markets. The second half of the period was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a recession, especially as the impact began to spread beyond mortgage lenders to international and domestic money center banks and other financial institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term fed funds rate by a half a percentage point in September, by another quarter of a percentage point in October and yet another quarter point in December. (On January 22 and 29, 2008, after the close of this reporting period, the Federal Reserve cut the fed funds rate by a combined 1.25%, bringing the rate to 3.00%.)

The U.S. equity markets suffered through significant turbulence during the year, as concerns about the credit markets, a slowing economy and rising commodity prices (particularly oil) weighed on investor sentiment. Additionally, recent inflation reports have not been favorable, further raising investor concerns about the equity market's prospects. Nevertheless, several leading market indicators did finish 2007 with positive returns including the S&P 500 Index up 5.49% and the Russell 3000 Index up 5.14%.

--------------------------------------------------------------------------------
  Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.
--------------------------------------------------------------------------------

For our preferred securities holdings, December 31(st) closed out as the worst month, in the worst quarter, of the worst year on record for the preferred securities market. The Merrill Lynch Preferred Stock Hybrid Securities Index fell by more than 9% in the fourth quarter, and posted a loss of 11.30% for the year. The problems stemmed from the fallout from the sub-prime mortgage markets and consequent credit tightening. Financial firms account for approximately 75% of the preferred market, and many of them suffered losses from sub-prime mortgages in collateralized debt obligations (CDOs).

In the senior loan sleeve of the Fund, we saw a reversal of trend as strength through the first two quarters of the year was followed by a decline in the loan prices toward the end of the year. For the first six months the loan market was robust, with record levels of new loan issuance, tightening spreads, and record inflows into the leveraged loan asset class. Sentiment began to shift, however, during the second quarter of 2007 as liquidity issues driven by a spillover of fear from the mortgage market and a large pipeline of new institutional loan issuance created a supply/demand imbalance in the market that resulted in downward pressure on loan prices. In July, the CSFB Leveraged Loan Index, which had returned 56 consecutive months of positive returns, posted a return of -3.32% for the month, its the largest monthly loss since inception. This was an unprecedented level of volatility for the loan market. To put it in perspective, in the 186 months that the CSFB Leveraged Loan Index had existed previous to July (January 1992 through June 2007), it had moved by more than one point (either positively or negatively) a total of only nine times. What made this event more unusual, however, was that unlike previous market dislocations, the volatility was unrelated to defaults or credit fundamentals and was primarily supply/demand related.

While the first six months of the year saw a record level of new loan issuance, the last six months were sharply different as investors became concerned by negative headlines and many retreated to the sidelines. This left an overhang of new loans in the Wall Street pipeline with few buyers. Institutional investors who were selling loans during this volatile period also put pressure on prices, as did the growing perception that sustained weakness in the housing space and instability in the financial markets might negatively impact the U.S. economy, particularly in consumer-sensitive sectors such as homebuilders and retailers.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THIS PERIOD?

For the equity portion of the Fund's portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies that possessed favorable risk/reward characteristics as well as emerging catalysts that we believed could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

During the course of the year, we increased our health care exposure with new stakes in European pharmaceutical makers GlaxoSmithKline PLC and Sanofi-Aventis, based on our analysis of each company's growth potential and valuation. Other new holdings included Federal Home Loan Mortgage Corporation and Gannet Company Inc. We lowered our commodity exposure by selling Alumina Ltd, POSCO, and Rio Tinto PLC. Also eliminated from the portfolio were AON Corp. and Vodafone Group PLC. Additionally, we added to and trimmed several positions, particularly in the financial and telecommunications sectors.

For the senior loan portion of the Fund, we continued to manage the portfolios using fundamental analysis to select senior loans that we believed offered strong asset coverage and attractive risk-adjusted returns. During this period, we avoided the senior loans of most automotive part suppliers as well as smaller homebuilders and land developers, even though many loans in these sectors traded at discounts throughout the year. We also avoided many smaller loans that were done to finance leveraged buyouts. We didn't believe that there was sufficient value in many small loans to compensate for potential illiquidity and volatility if earnings of the companies issuing them should become challenged.

Throughout the year, we focused on adding quality new-issue senior loans to the portfolios, which were often priced at a discount to par and were structured with strong covenant protection. We also continued to avoid the vast majority of second lien loans. Similar to smaller loans, we didn't believe that second lien loans offered sufficient additional yield to compensate investors for potentially increased volatility and lower recovery rates.

Although the loan portfolios suffered as a result of the broad-based sell-off in loans, the market dislocation also provided an opportunity to buy loans in good companies with strong covenants at attractive prices.

HOW DID THE FUND PERFORM OVER THIS TWELVE-MONTH PERIOD?

The performance of JTA, as well as a benchmark, is presented in the accompanying table.

Total Returns on Net Asset Value
For the twelve month period ended 12/31/07

JTA(1)                                                         -2.38%

Comparative Benchmark(2)                                        0.38%


--------------------------------------------------------------------------------
Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.
--------------------------------------------------------------------------------


For the twelve-month period ended December 31, 2007, the net asset value of the Fund underperformed its comparative benchmark.

The benchmark return shows that 2007 presented a very challenging and unforgiving market environment. The Fund's relative underperformance was due in large part to its use of financial leverage, and the cost of leverage exceeded the returns generated by the Fund's investment portfolio. Over the past year, leverage tended to exacerbate the price declines suffered by the Fund's holdings. However, leverage is a strategy that has contributed to enhanced distributions and returns in the past, and we believe it retains the potential to continue to do so in the future.

Looking at the Fund's holdings, the equity portion of the Fund's portfolio held several positions that performed very well for the year, particularly in the energy, defense, and telecommunications sectors. Our energy investments rose as rising crude prices and increasing worldwide demand continued to support strong industry fundamentals and higher valuations. Our energy investments included Chevron Corporation, ConocoPhillips, Eni S.p.A., and Total S.A.

Lockheed Martin Corporation and Raytheon Company outperformed the overall market, as military contractors were generally insulated from the more economically sensitive factors such as the consumer and debt markets. The fundamentals of our defense holdings continued to be healthy with both companies generating superior operating returns, buying back shares to increase shareholder value, and enjoying a strong growth outlook. In addition, their valuations remained compelling in our view.

In the telecommunications sector, our stakes in AT&T Inc. and Verizon Communications Inc. performed well. Verizon saw strong momentum in its wireless and enterprise businesses, while their wireline operations were not as bad as some had predicted. Improving cost trends, particularly at AT&T, also provided better-than-expected earnings.

--------------------------------------------------------------------------------
1 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. Common shareholders on record date are entitled to take an offsetting tax credit for their pro-rata share of the taxes paid by the Fund. The total return shown does not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's corresponding total return on NAV for the twelve-month period ended December 31, 2007 when this benefit is included is -1.54%.
2 The comparative benchmark designed to reflect the portfolio composition of JTA is calculated by combining: 1) 56% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------


Tobacco manufacturer Carolina Group continued its strong performance in 2007. The stock, which was spun out as a tracking stock from parent company Loews Corp. in 2002, rose over 32% in 2007 following a 47% rise in 2006 and 52% increase in 2005. Carolina Group's Newport brand, the number one selling menthol cigarette in the US, continued to outperform its peers as management successfully balanced promotion spending and pricing to drive market share gains and cash flows. Further, in December, Loews announced its plan to spin-off Lorillard, the tobacco business that makes up Carolina Group, to Carolina Group shareholders, thereby removing the tracking stock nature of the equity and allowing Lorillard the flexibility to direct its own cash flows.

We entered 2007 with a cautious view of the housing and sub-prime lending sectors. As a result we did not have any investments in homebuilders or sub-prime mortgage lenders. However, we did maintain investments in a select number of mortgage-related companies which we believed could navigate the housing down cycle and improve their franchise value as the market inevitably consolidated. The companies we were invested in operated reasonably well for the first 5-6 months of the year even as sub-prime companies were experiencing severe difficulties. When the credit problems evolved into a liquidity crisis in late July, however, our mortgage finance investments began to decline significantly as fear took over the markets and industry leading firms traded below book value. The need to preserve or raise additional capital forced firms to reduce their dividend payouts, monetize assets, and/or seek significant cash infusions from investors - often from foreign sovereign investment funds. While these investment transactions have diluted existing shareholders, they may provide a basis for recovery in the sector as the current credit crisis becomes more fully digested by the equity markets. Although we continued to see attractive opportunities in the financial sector, our current exposure was below the benchmark due to our concern that the mortgage/housing weakness might begin to affect other areas within these financial institutions' businesses.

Beyond the financial sector, our investment in Motorola, Inc. declined as the company continued to encounter weakness in its high-end 3G phones, as well as aggressive price competition in emerging markets. We expected the profitability of the handset unit to gradually improve as the company continued to transition its business mix to focus on higher priced phones. Meanwhile, poor ratings and a soft local advertising environment contributed to weakness in the shares of CBS Corporation.

Another factor weighing on the overall performance of the Fund was our allocation to preferred securities. Mortgage-related losses forced firms - most notably Fannie Mae and Freddie Mac - to tap the preferred market in order to raise capital. Net preferred issuance totaled $17.7 billion in December alone. That was greater than the net issuance for any of the past four entire years, and expanded the size of the total preferred market. This new supply forced a re-pricing of the entire market, pulling down the prices of all existing issues.

The senior loan sleeve saw certain names contributing to the upside of the Fund's performance for the first half of the reporting period. The second half of the period was better characterized by broad declines across the asset class, as bank loans sold off significantly during the final months of the period. The Fund benefited in the first half of the period from the strong performance of its holdings in Federal Mogul Corporation, a global supplier of automotive parts. The Federal Mogul term loan traded up due to continued expectation that the company would emerge out of bankruptcy soon due to their steady operations and improving financial results. The Fund also benefited from positions in Aladdin Gaming, a resort and gaming company, which were paid off during the period.

In the second half of the year, the weak performance of the senior loan portion of the Funds portfolio cannot be attributed to a few isolated positions but the broader market in general. As a result of the sell-off in loans in the later half of 2007, the Fund experienced downside pressure across its loan portfolio. There were no individual company-specific events that negatively impacted performance. This was characteristic of the loan market in general, which has been influenced heavily by technical trends in recent months. Default rates and fundamental factors remained relatively strong throughout 2007 when compared to historical levels.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS

During February 2008, after the close of this reporting period, regularly scheduled auctions for the FundPreferred(R) shares issued by the Fund began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. It is important to note this decline in liquidity did not lower the credit quality of these shares, and that FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the FundPreferred stock. At the time this report was prepared, the Fund's managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered. The Fund's managers are working diligently to develop mechanisms designed to improve the liquidity of the FundPreferred shares, but at present there is no assurance that these efforts will succeed.

These developments do not affect the management or investment policies of the Fund. However, one implication of these auction failures for common shareholders is that the Fund's cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Fund's future common share earnings may be marginally lower than they otherwise might have been.

Common Share

Distribution and Share Price
                                                                     INFORMATION

On March 1, 2007, Nuveen Investments announced that the Fund would move from a monthly to a quarterly common share distribution schedule. The last monthly distribution was paid on April 2, 2007, and first quarterly distribution was paid on July 2, 2007.

The Fund employs financial leverage through the issuance of FundPreferred shares, as well as through bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but -- as noted earlier -- also increases the variability of common shareholders' net asset value per share in response to changing market conditions. Financial leverage contributed positively to the Fund's common share net earnings over the reporting period, but detracted from the Fund's overall common share total return.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

- The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

- Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

- A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's common share distributions and total return performance for the fiscal year ended December 31, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions.

----------------------------------------------------------------------------
As of 12/31/07 (Common Shares)                                         JTA
----------------------------------------------------------------------------
 Inception date                                                      1/27/04
 Calendar year:
   Per share distribution:
   From net investment income                                          $0.82
   From short-term capital gains                                          --
   From long-term capital gains                                         1.14
   From return of capital                                                 --
                                                                     -------
 Total per share distribution                                          $1.96
                                                                     =======

 Distribution rate on NAV                                              7.90%

 Annualized total returns:
  Excluding retained gain tax credit/refund(3):
   1-year on NAV                                                      -2.38%
   Since inception on NAV                                             12.53%

  Including retained gain tax credit/refund(3):
   1-year on NAV                                                      -1.54%
   Since inception on NAV                                             13.14%
----------------------------------------------------------------------------

As of December 31, 2007, the Fund was trading at a -7.35% discount to its NAV, compared with the average discount of -2.59% for the entire twelve-month period.

--------------------------------------------------------------------------------
3 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to Common shareholders on record date of these tax credits/refunds.
--------------------------------------------------------------------------------

Retention of Realized Long-Term
CAPITAL GAINS

On December 14, 2007, the Fund announced it would retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and would pay any required federal corporate income taxes on these gains.

We believe retaining realized long-term capital gains enables the Fund to better preserve and grow its capital base for long-term investors. This increases earnings potential over time, providing the opportunity for more stable growth of distributions and high share prices.

Common shareholders of record on December 31, 2007, holding the Fund in a taxable account must include their pro-rata share of the Fund's retained gains as reported on IRS Form 2439 on their 2007 federal income tax returns. They will be entitled to take an offsetting federal income tax credit equal to their pro-rata share of taxes the Fund paid on its retained gains. Common shareholders also will be entitled to increase their Fund investments' cost basis by the net amount of gains retained by the Fund. The Fund's net asset value on December 27, 2007, was reduced to reflect the accrual of the Fund's estimated tax liability.

The Fund's final per share retained long-term capital gains and corresponding federal corporate income taxes paid are as follows:

PER SHARE                                                       JTA
Long-Term Capital Gain Retained                               $ 0.5936
Less Federal Income Taxes Paid by Fund                         (0.2078)
NET LONG-TERM CAPITAL GAIN RETAINED                           $ 0.3858

Final amounts for retained gains and taxes paid will be reported to shareholders of record on IRS Form 2439. Investors who hold shares in "street name" should receive Form 2439 from their brokerage firm by March 31, 2008. Investors who own shares directly through the Funds' transfer agent will receive Form 2439 in mid-February 2008. These gains will not be reported on Form 1099-DIV, which only reflects realized capital gains actually distributed to shareholders and taxable in 2007. Shareholders who held Funds in a taxable account should wait to file their tax returns until both Form 2439 and 1099-DIV are received. More details about these Funds, as well as additional information on retained capital gains and related tax information are available on www.nuveen.com/taxinfo.

       JTA                             Nuveen Tax-Advantaged
       PERFORMANCE                     Total Return
       OVERVIEW                        Strategy Fund
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PIE CHART)

Corporate Bonds                                                                   0.40
Short-Term Investments                                                            3.70
$25 Par (or similar) Securities                                                   9.60
Variable Rate Senior Loan Interests                                              17.50
Common Stocks                                                                    68.80

2007 DISTRIBUTIONS PER SHARE(4)
     (GRAPH)

Jan                                                                             0.1500
Feb                                                                             0.1500
Mar                                                                             0.1550
Jun                                                                             0.4840
Sep                                                                             0.5075
Dec                                                                             0.5075

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (GRAPH)

1/01/07                                                                          26.77
                                                                                 26.35
                                                                                 26.36
                                                                                 26.22
                                                                                 26.53
                                                                                 26.78
                                                                                 26.46
                                                                                 25.75
                                                                                 25.57
                                                                                 25.14
                                                                                 25.85
                                                                                 25.80
                                                                                 26.94
                                                                                 26.92
                                                                                 26.69
                                                                                 26.15
                                                                                 26.25
                                                                                 26.03
                                                                                 26.60
                                                                                 26.94
                                                                                 27.07
                                                                                 27.26
                                                                                 27.52
                                                                                 27.08
                                                                                 26.50
                                                                                 26.17
                                                                                 26.51
                                                                                 26.98
                                                                                 27.70
                                                                                 27.35
                                                                                 24.30
                                                                                 23.85
                                                                                 24.35
                                                                                 22.47
                                                                                 24.54
                                                                                 24.97
                                                                                 25.12
                                                                                 24.87
                                                                                 25.70
                                                                                 25.91
                                                                                 26.35
                                                                                 25.75
                                                                                 24.40
                                                                                 25.42
                                                                                 24.58
                                                                                 22.11
                                                                                 21.70
                                                                                 21.27
                                                                                 22.44
                                                                                 23.48
                                                                                 21.63
                                                                                 21.45
                                                                                 21.90
12/31/07                                                                         21.81

4 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price(1)                                                          $21.81
-------------------------------------------------------------------------------------
Common Share Net Asset Value(1)                                                $23.54
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -7.35%
-------------------------------------------------------------------------------------
Current Distribution Rate(2)                                                    9.31%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $328,557
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN(3)
(INCEPTION 1/27/04)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            -12.99%      -2.38%

-------------------------------------------------------------------------------------
Since Inception                                                     9.50%      12.53%

-------------------------------------------------------------------------------------

INDUSTRIES
(AS A % OF TOTAL INVESTMENTS)

-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           8.8%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      7.1%
-------------------------------------------------------------------------------------
Media                                                                            6.4%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  5.8%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              5.5%
-------------------------------------------------------------------------------------
Electric Utilities                                                               5.5%
-------------------------------------------------------------------------------------
Tobacco                                                                          5.0%
-------------------------------------------------------------------------------------
Commercial Banks                                                                 4.9%
-------------------------------------------------------------------------------------
Insurance                                                                        4.8%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   4.1%
-------------------------------------------------------------------------------------
Other                                                                           42.1%
-------------------------------------------------------------------------------------


COUNTRIES
(AS A % OF TOTAL INVESTMENTS)

-------------------------------------------------------------------
United States                                                 82.2%
-------------------------------------------------------------------
United Kingdom                                                 3.9%
-------------------------------------------------------------------
France                                                         3.5%
-------------------------------------------------------------------
South Korea                                                    3.2%
-------------------------------------------------------------------
Italy                                                          3.1%
-------------------------------------------------------------------
Other                                                          4.1%
-------------------------------------------------------------------


1 Common Share Net Asset Value (NAV) reflects an adjustment, made subsequent to
  December 31, 2007, for the amount of the tax liability associated with the Fund's retention of a portion of its long-term capital gains and the Fund's payment of federal corporate income tax thereon, and therefore differs from the NAV published shortly after that date. The Common Share Price is actual as of December 31, 2007, and did not reflect the knowledge of the subsequent adjustment to NAV.
2 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.
3 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take an offsetting tax credit, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's corresponding average annual total returns on share price when this benefit is included are -12.18% and 10.14%, for the 1-year and since inception periods, respectively. The Fund's corresponding average annual total returns on NAV when this benefit is included are -1.54% and 13.14%, for the 1-year and since inception periods, respectively.

           SHAREHOLDER MEETING REPORT

           The special meeting of the shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting was subsequently adjourned to October 22, 2007, and additionally adjourned to November 8, 2007, and November 30, 2007.

                                                                                      JTA
-----------------------------------------------------------------------------------------
                                                                               Common and
                                                                                Preferred
                                                                                   shares
                                                                          voting together
                                                                               as a class
-----------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
    For                                                                      7,205,947
    Against                                                                    259,280
    Abstain                                                                    227,146
    Broker Non-Votes                                                         1,790,424
-----------------------------------------------------------------------------------------
    Total                                                                    9,482,797
-----------------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND NWQ INVESTMENT MANAGEMENT COMPANY, LLC:
    For                                                                      7,167,569
    Against                                                                    283,128
    Abstain                                                                    241,676
    Broker Non-Votes                                                         1,790,424
-----------------------------------------------------------------------------------------
    Total                                                                    9,482,797
-----------------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND SYMPHONY ASSET MANAGEMENT LLC:
    For                                                                      7,161,412
    Against                                                                    289,003
    Abstain                                                                    241,958
    Broker Non-Votes                                                         1,790,424
-----------------------------------------------------------------------------------------
    Total                                                                    9,482,797
-----------------------------------------------------------------------------------------
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE CURRENT FISCAL YEAR:
    For                                                                      9,217,987
    Against                                                                    111,815
    Abstain                                                                    152,995
-----------------------------------------------------------------------------------------
    Total                                                                    9,482,797
-----------------------------------------------------------------------------------------

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     THE BOARD OF TRUSTEES AND SHAREHOLDERS
     NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax- Advantaged Total Return Strategy Fund (the "Fund") as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Total Return Strategy Fund at December 31, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                        (ERNST & YOUNG LLP LOGO)

Chicago, Illinois
February 26, 2008

         JTA
          Nuveen Tax-Advantaged Total Return Strategy Fund
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 101.4% (68.8% OF TOTAL INVESTMENTS)
             AEROSPACE & DEFENSE - 7.4%
    94,000   Lockheed Martin Corporation                                                                       $    9,894,440
   235,000   Raytheon Company                                                                                      14,264,500
-----------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                             24,158,940
             ----------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 3.7%
   276,500   JPMorgan Chase & Co.                                                                                  12,069,225
-----------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 4.0%
   155,500   Wachovia Corporation                                                                                   5,913,665
   240,000   Wells Fargo & Company                                                                                  7,245,600
-----------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                13,159,265
             ----------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 4.8%
   410,500   Pitney Bowes Inc.                                                                                     15,615,420
-----------------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 1.8%
   377,600   Motorola, Inc.                                                                                         6,056,704
-----------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 1.7%
   201,800   Packaging Corp. of America                                                                             5,690,760
-----------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 4.3%
   229,000   Citigroup Inc.                                                                                         6,741,760
   220,000   Federal Home Loan Mortgage Corporation                                                                 7,495,400
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                  14,237,160
             ----------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 11.9%
   323,600   AT&T Inc.                                                                                             13,448,816
   343,000   KT Corporation, Sponsored ADR                                                                          8,849,400
   235,000   Telecom Italia S.p.A., Sponsored ADR                                                                   5,522,500
   256,500   Verizon Communications Inc.                                                                           11,206,485
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                          39,027,201
             ----------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 3.9%
    95,300   EDP - Energias de Portugal, S.A., Sponsored ADR                                                        6,228,208
   323,000   Korea Electric Power Corporation, Sponsored ADR                                                        6,734,550
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                              12,962,758
             ----------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 1.1%
   114,806   Kraft Foods Inc.                                                                                       3,746,120
-----------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 2.4%
   307,000   Newell Rubbermaid Inc.                                                                                 7,945,160
-----------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 3.4%
   160,000   Kimberly-Clark Corporation                                                                            11,094,400
-----------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 3.4%
   298,000   General Electric Company                                                                              11,046,860
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 5.0%
   187,200   Hartford Financial Services Group, Inc.                                                               16,321,968
-----------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 1.7%
    75,000   Caterpillar Inc.                                                                                       5,442,000
-----------------------------------------------------------------------------------------------------------------------------
             MEDIA - 3.7%
   200,000   CBS Corporation, Class B                                                                               5,450,000
   168,100   Gannett Company Inc.                                                                                   6,555,900
-----------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                           12,005,900
             ----------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 1.6%
   180,000   United Utilities PLC, Sponsored ADR,                                                              $    5,417,622
-----------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 10.5%
    80,000   Chevron Corporation                                                                                    7,466,400
   113,400   ConocoPhillips                                                                                        10,013,220
   132,500   Eni S.p.A., Sponsored ADR                                                                              9,596,975
    90,000   Total S.A., Sponsored ADR                                                                              7,434,000
-----------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                     34,510,595
             ----------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 3.4%
   220,000   International Paper Company                                                                            7,123,600
   270,200   Stora Enso Oyj, Sponsored ADR                                                                          3,965,185
-----------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                         11,088,785
             ----------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 7.9%
   175,000   GlaxoSmithKline PLC, ADR                                                                               8,818,250
   341,200   Pfizer Inc.                                                                                            7,755,476
   206,000   Sanofi-Aventis, ADR                                                                                    9,379,180
-----------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                 25,952,906
             ----------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 3.4%
    90,000   Union Pacific Corporation                                                                             11,305,800
-----------------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 3.1%
   191,700   Federal National Mortgage Association                                                                  7,664,166
   411,000   IndyMac Bancorp, Inc.                                                                                  2,445,450
-----------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                      10,109,616
             ----------------------------------------------------------------------------------------------------------------
             TOBACCO - 7.3%
   165,900   Altria Group, Inc.                                                                                    12,538,723
   134,900   Loews Corp - Carolina Group                                                                           11,506,969
-----------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                         24,045,692
             ----------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $271,756,625)                                                              333,010,857
             ================================================================================================================
    SHARES   DESCRIPTION (1)                                        COUPON                     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 14.2% (9.6% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 1.1%
    50,000   Goldman Sachs Group Inc., (3)                          6.200%                               A     $    1,144,500
    77,700   Lehman Brothers Holdings Inc., Series F, (3)           6.500%                              A-          1,680,651
    40,000   Merrill Lynch and Company, Inc., (3)                   6.375%                              A-            801,600
-----------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                  3,626,751
             ----------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 3.3%
    40,000   ABN AMRO Capital Trust Fund VII                        6.080%                              A1            743,200
    75,000   Banco Santander Finance, 144A                          6.500%                             Aa3          1,565,625
    25,000   Banco Santander Finance                                6.800%                             Aa3            551,250
    41,200   Bank of America Corporation, Series D, (3)             6.204%                             Aa3            894,040
    10,000   Bank of America Corporation                            7.250%                             Aa3            256,250
    50,000   Barclays Bank PLC                                      6.625%                             Aa3          1,086,000
    20,000   HSBC Holdings PLC, Series A                            6.200%                              A1            407,400
    63,200   HSBC USA Inc., (3)                                     6.500%                               A          1,391,032
    40,000   Royal Bank of Scotland Group PLC, Series M             6.400%                              A1            790,800
    40,000   Royal Bank of Scotland Group PLC, Series N             6.350%                              A1            780,000
    20,000   Royal Bank of Scotland Group PLC                       6.600%                             Aa3            405,200
    75,000   Wachovia Corporation, (3)                              8.000%                               A          1,897,500
-----------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                10,768,297
             ----------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 1.0%
    50,000   Deutsche Bank Capital Funding Trust VIII               6.375%                             Aa3          1,060,500
    71,900   ING Group N.V.                                         7.200%                              A1          1,611,998
    15,300   ING Group N.V.                                         7.050%                               A            335,070
    15,000   ING Group N.V.                                         6.125%                              A1            286,500
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                   3,294,068
             ----------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 3.0%
    38,900   Alabama Power Company, Series A, (3)                   5.300%                            BBB+            820,790

         JTA
        Nuveen Tax-Advantaged Total Return Strategy Fund (continued) Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                        COUPON                     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES (continued)
    50,000   Alabama Power Company, (3)                             5.625%                            BBB+     $    1,179,690
     8,600   Consolidated Edison Company of New York Inc.,          5.000%                              A3            766,690
              (3)
    40,000   Georgia Power Company                                  6.125%                            Baa1          1,008,000
     5,000   Gulf Power Company, (3)                                6.450%                            BBB+            521,163
    34,700   Interstate Power and Light Company                     7.100%                            Baa2            917,815
    36,400   Mississippi Power Company, (3)                         5.250%                              A3            851,760
    65,000   PPL Electric Utilities Corporation, (3)                6.250%                             BBB          1,604,688
     9,000   Southern California Edison Company, Series A,          5.349%                            Baa2            863,719
              (3)
    10,000   Southern California Edison Company, Series C,          6.000%                            Baa2            963,750
              (3)
     5,000   Southern California Edison Company, (3)                6.125%                            Baa2            477,657
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                               9,975,722
             ----------------------------------------------------------------------------------------------------------------
             INSURANCE - 1.8%
    60,300   Ace Ltd., Series C                                     7.800%                             BBB          1,441,170
    68,400   Aegon N.V.                                             6.375%                              A-          1,350,900
    22,800   Arch Capital Group Limited                             8.000%                            BBB-            569,772
    50,000   Endurance Specialty Holdings Limited                   7.750%                            BBB-          1,041,500
    20,000   MetLife Inc., Series A, (3)                            5.991%                            Baa1            422,000
    30,000   Prudential PLC                                         6.750%                               A            610,200
    30,000   Prudential PLC                                         6.500%                              A-            605,400
-----------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                        6,040,942
             ----------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 4.0%
    25,000   Federal Home Loan Mortgage Corporation, (3)            5.570%                             AA-            481,250
    40,000   Federal Home Loan Mortgage Corporation, (3)            6.550%                             AA-            930,000
    25,000   Federal Home Loan Mortgage Corporation, (3)            6.420%                             AA-          1,086,000
    25,000   Federal Home Loan Mortgage Corporation, (3)            6.020%                             AA-            575,000
    18,400   Federal Home Loan Mortgage Corporation, (3)            6.000%                             AA-            736,000
    20,000   Federal Home Loan Mortgage Corporation, (3)            5.700%                             AA-            771,876
    52,300   Federal Home Loan Mortgage Corporation, (3)            5.660%                             AA-          1,028,217
    30,000   Federal Home Loan Mortgage Corporation, (3)            5.000%                             AA-          1,032,000
    74,600   Federal Home Loan Mortgage Corporation, (3)            8.375%                             AA-          1,950,790
    24,000   Federal National Mortgage Association                  7.625%                             AA-            609,000
    20,000   Federal National Mortgage Association                  6.750%                             AA-            475,000
    20,000   Federal National Mortgage Association, (3)             5.500%                             AA-            758,200
    19,800   Federal National Mortgage Association, (3)             5.125%                             AA-            712,800
    75,000   Federal National Mortgage Association, (3)             8.250%                             AA-          1,931,250
-----------------------------------------------------------------------------------------------------------------------------
             Total U.S. Agency                                                                                     13,077,383
             ----------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES                                                       46,783,163
              (COST $52,862,328)
             ================================================================================================================
                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (5)    RATINGS (2)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 25.8% (17.5% OF TOTAL INVESTMENTS) (4)
               AEROSPACE & DEFENSE - 0.8%
 $      777    Hexcel Corporation, Term Loan B                        6.413%          3/01/12             BB+     $      765,674
      1,594    Vought Aircraft Industries, Inc., Term Loan            7.340%         12/22/11             Ba3          1,567,444
        364    Vought Aircraft Industries, Inc., Tranche B,           7.624%         12/22/10             Ba3            356,212
                Letter of Credit
--------------------------------------------------------------------------------------------------------------------------------
      2,735    Total Aerospace & Defense                                                                               2,689,330
--------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.6%
      2,000    Federal Mogul Corporation, Term Loan A                 8.100%          2/24/04             N/R          1,985,417
--------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 0.2%
        782    Armstrong World Industries, Inc., Tranche B,           6.715%         10/02/13            BBB-            774,709
                Term Loan
--------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 0.9%
      1,061    Georgia Gulf Corporation, Term Loan B                  7.760%         10/03/13             Ba2          1,022,077
      1,950    Rockwood Specialties Group, Inc., Term Loan E          6.460%          7/30/12             BB+          1,885,542
--------------------------------------------------------------------------------------------------------------------------------
      3,011    Total Chemicals                                                                                         2,907,619
--------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 1.4%
        682    Allied Waste North America, Inc., Letter of            6.871%          3/28/14            BBB-            653,660
                Credit
      1,134    Allied Waste North America, Inc., Term Loan B          6.592%          3/28/14            BBB-          1,087,151
        119    Aramark Corporation, Letter of Credit                  6.705%          1/24/14             BB-            112,930
      1,658    Aramark Corporation, Term Loan                         6.830%          1/24/14             BB-          1,580,077

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (5)    RATINGS (2)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES (continued)
 $    1,103    Berry Plastics Holding Corporation, Term Loan          7.160%          4/03/15             BB-     $    1,033,854
--------------------------------------------------------------------------------------------------------------------------------
      4,696    Total Commercial Services & Supplies                                                                    4,467,672
--------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.8%
      1,920    Graham Packaging Company, L.P., Term Loan              7.497%         10/07/11              B+          1,849,477
        175    Smurfit-Stone Container Corporation,                   7.124%         11/01/10              BB            171,215
                Deposit-Funded Commitment
        196    Smurfit-Stone Container Corporation, Term Loan B       7.058%         11/01/11              BB            191,953
        374    Smurfit-Stone Container Corporation, Term Loan C       7.154%         11/01/11              BB            366,700
        117    Smurfit-Stone Container Corporation, Tranche C-1       7.250%         11/01/11              BB            115,083
--------------------------------------------------------------------------------------------------------------------------------
      2,782    Total Containers & Packaging                                                                            2,694,428
--------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED CONSUMER SERVICES - 0.6%
      1,980    Weight Watchers International, Inc., Term Loan B       6.375%          1/26/14             BB+          1,929,263
--------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
      1,995    Alltel Communications, Inc., Term Loan B3              7.778%          5/18/15             BB-          1,924,067
      1,975    MetroPCS Wireless, Inc., Term Loan                     7.165%         11/03/13             Ba3          1,900,800
--------------------------------------------------------------------------------------------------------------------------------
      3,970    Total Diversified Telecommunication Services                                                            3,824,867
--------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 1.2%
      1,702    Dynegy Holdings, Inc., Delayed Term Loan, Letter       6.355%          4/02/13             Ba1          1,603,900
                of Credit
        298    Dynegy Holdings, Inc., Term Loan                       6.752%          4/02/13             Ba1            280,683
      2,000    TXU Corporation, Term Loan B-2                         8.396%         10/10/14             Ba3          1,965,752
--------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Electric Utilities                                                                                3,850,335
--------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.5%
      1,496    Sensus Metering Systems, Inc., Term Loan B-1           7.036%         12/17/10              BB          1,469,478
         97    Sensus Metering Systems, Inc., Term Loan B-2           6.878%         12/17/10              BB             95,473
--------------------------------------------------------------------------------------------------------------------------------
      1,593    Total Electrical Equipment                                                                              1,564,951
--------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
        200    Bausch & Lomb, Inc., Delayed Draw Term Loan, (6)       1.000%         12/31/09             BB-               (563)
                (7)
        800    Bausch & Lomb, Inc., Term Loan                         8.080%         10/01/14             BB-            797,750
--------------------------------------------------------------------------------------------------------------------------------
      1,000    Total Health Care Equipment & Supplies                                                                    797,187
--------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 2.1%
      1,317    DaVita, Inc., Term Loan B-1                            6.555%         10/05/12             BB+          1,272,020
      1,980    HCA, Inc., Term Loan                                   7.080%         11/18/13              BB          1,910,618
        124    IASIS Healthcare LLC, Letter of Credit                 4.531%          3/14/14             Ba2            117,556
        464    IASIS Healthcare LLC, Delayed Draw Term Loan,          7.151%          3/14/14             Ba2            320,237
                (6)
      1,347    IASIS Healthcare LLC, Term Loan                        7.064%          3/14/14             Ba2          1,280,496
        996    LifePoint Hospitals, Inc., Term Loan B                 6.715%          4/18/12              BB            951,906
        983    Quintiles Transnational Corporation, Term Loan B       6.830%          3/29/13              BB            949,341
--------------------------------------------------------------------------------------------------------------------------------
      7,211    Total Health Care Providers & Services                                                                  6,802,174
--------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 2.8%
      1,965    24 Hour Fitness Worldwide, Inc., Term Loan B           7.507%          6/08/12             Ba3          1,896,225
        774    CBRL Group, Inc., Term Loan B-1                        6.400%          4/28/13              BB            736,519
         93    CBRL Group, Inc., Term Loan B-2                        6.393%          4/28/13              BB             88,569
        142    OSI Restaurant Partners LLC, Revolver Term Loan        4.878%          6/14/13             BB-            131,128
      1,787    OSI Restaurant Partners LLC, Term Loan                 7.125%          6/14/14             BB-          1,646,052
      1,955    Penn National Gaming, Inc., Term Loan B                6.710%         10/03/12            BBB-          1,934,500
        445    Travelport LLC, Term Loan                              7.080%          8/23/13             BB-            423,194
         89    Travelport LLC, Letter of Credit                       7.080%          8/23/13             BB-             84,914
        800    Venetian Casino Resort LLC, Delayed Draw, Term         0.750%          5/23/13              BB            (35,762)
                Loan, (6) (7)
      2,388    Venetian Casino Resort LLC, Term Loan                  6.580%          5/23/14              BB          2,245,669
--------------------------------------------------------------------------------------------------------------------------------
     10,438    Total Hotels, Restaurants & Leisure                                                                     9,151,008
--------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 0.4%
      1,212    Solo Cup Company, Term Loan                            8.484%          2/27/11              B1          1,203,405
--------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.4%
        469    NRG Energy, Inc., Credit Linked Deposit                6.480%          2/01/13             Ba1            447,873
      1,015    NRG Energy, Inc., Term Loan                            6.580%          2/01/13             Ba1            970,060
--------------------------------------------------------------------------------------------------------------------------------
      1,484    Total Independent Power Producers & Energy                                                              1,417,933
                Traders
--------------------------------------------------------------------------------------------------------------------------------

         JTA
        Nuveen Tax-Advantaged Total Return Strategy Fund (continued) Portfolio of INVESTMENTS as of December 31, 2007

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (5)    RATINGS (2)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.3%
 $    1,168    Conseco, Inc., Term Loan                               6.845%         10/10/13             Ba3     $    1,076,134
--------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 1.2%
      1,995    First Data Corporation, Term Loan B-1                  7.630%          9/24/14             BB-          1,896,373
      2,042    SunGard Data Systems, Inc., Term Loan B                6.898%          2/28/14              BB          1,976,858
--------------------------------------------------------------------------------------------------------------------------------
      4,037    Total IT Services                                                                                       3,873,231
--------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 5.7%
      1,965    CSC Holdings, Inc., Term Loan                          6.896%          3/29/13              BB          1,860,434
      1,990    CanWest Mediaworks LP, Term Loan                       7.081%          7/10/15             Ba1          1,940,250
      1,990    Cequel Communications LLC, Term Loan B                 7.212%         11/05/13             BB-          1,865,625
      2,200    Charter Communications Operating Holdings LLC,         6.990%          3/06/14              B+          2,059,857
                Term Loan
      1,980    Idearc, Inc., Term Loan                                6.830%         11/17/14            BBB-          1,888,988
        978    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B         8.108%          4/08/12             N/R            908,244
      1,980    Neilsen Finance LLC, Term Loan                         7.276%          8/09/13             Ba3          1,881,553
      1,990    Tribune Company, Term Loan B                           7.910%          6/04/14              BB          1,699,211
        933    Tribune Company, Term Loan X                           7.994%          6/04/09              BB            903,167
         67    Univision Communications, Inc., Delayed Draw,          1.000%          9/29/13             Ba3             (5,789)
                Term Loan, (6) (7)
      1,933    Univision Communications, Inc., Term Loan              7.207%          9/29/14             Ba3          1,766,174
      2,154    WMG Acquisition Corporation, Term Loan                 7.071%          2/28/11             Ba2          2,062,254
--------------------------------------------------------------------------------------------------------------------------------
     20,160    Total Media                                                                                            18,829,968
--------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.7%
      1,024    Amsted Industries, Inc., Delayed Draw Term Loan        7.014%          4/08/13              BB          1,007,350
      1,408    Amsted Industries, Inc., Term Loan                     7.210%          4/08/13              BB          1,384,578
--------------------------------------------------------------------------------------------------------------------------------
      2,432    Total Metals & Mining                                                                                   2,391,928
--------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.6%
      1,950    Georgia-Pacific Corporation, Term Loan B               6.866%         12/21/12             BB+          1,861,207
--------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 0.6%
      1,985    Royalty Pharma Finance Trust, Term Loan                7.095%          4/16/13            Baa2          1,977,143
--------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
      1,500    LNR Property Corporation, Term Loan B                  7.630%          7/12/11              BB          1,435,313
--------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.4%
      1,767    Swift Transportation Company, Inc., Term Loan          7.938%          5/10/14             BB-          1,458,692
--------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.4%
      1,500    TRU 2005 RE Holding Co., LLC, Term Loan                8.225%         12/08/08              B3          1,449,219
--------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.4%
      1,395    HBI Branded Apparel Limited, Inc., Term Loan           6.779%          9/05/13              BB          1,362,683
--------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.9%
        990    Ashtead Group Public Limited Company, Term Loan        6.688%          8/31/11             BB+            947,925
        196    Brenntag Holdings GmbH & Co. KG, Acquisition           7.387%          1/20/14              B+            188,018
                Facility
        804    Brenntag Holdings GmbH & Co. KG, Facility B2           7.387%          1/20/14              B+            769,482
        310    United Rentals, Inc. Tranche B, Credit Linked          5.322%          2/13/11             Ba1            302,724
                Deposit
        736    United Rentals, Inc., Term Loan B                      7.110%          2/14/11             Ba1            719,668
--------------------------------------------------------------------------------------------------------------------------------
      3,036    Total Trading Companies & Distributors                                                                  2,927,817
--------------------------------------------------------------------------------------------------------------------------------
 $   89,824    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST                                                        84,703,633
                $88,310,425)
================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                       COUPON          MATURITY     RATINGS (2)             VALUE
--------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 0.6% (0.4% OF TOTAL INVESTMENTS)
               HOTEL, RESTAURANTS & LEISURE - 0.6%
 $    2,000    Park Place Entertainment                               8.875%          9/15/08             Ba1     $    2,078,162
--------------------------------------------------------------------------------------------------------------------------------
 $    2,000    TOTAL CORPORATE BONDS (COST $2,045,788)                                                                 2,078,162
================================================================================================================================

  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                       COUPON          MATURITY                             VALUE
--------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 5.4% (3.7% OF TOTAL INVESTMENTS)
 $   17,716    Repurchase Agreement with Fixed Income Clearing        1.000%          1/02/08                     $   17,716,125
                Corporation,
                dated 12/31/07, repurchase price $17,717,109,
                collateralized by
                $16,545,000 U.S. Treasury Notes, 6.500%, due
                2/15/10, value $18,075,413
 ==========    -----------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $17,716,125)                                                        17,716,125
               =================================================================================================================
               TOTAL INVESTMENTS (COST $432,691,292) - 147.4%                                                        484,291,940
               =================================================================================================================
               BORROWINGS - (10.1)% (8)                                                                              (33,000,000)
               =================================================================================================================
               FUNDNOTES - (23.7)% (8)                                                                               (78,000,000)
               =================================================================================================================
               OTHER ASSETS LESS LIABILITIES - 0.1%                                                                      264,716
               =================================================================================================================
               FUNDPREFERRED SHARES, AT LIQUIDATION VALUE - (13.7)% (8)                                              (45,000,000)
               =================================================================================================================
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                      $  328,556,656
               =================================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor
                 Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.
        (3)      Investment is eligible for the Dividends Received Deduction.
        (4)      Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
                 Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (5)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (6)      Position or portion of position represents an unfunded Senior Loan commitment outstanding at December 31, 2007.
        (7)      Negative value represents unrealized depreciation on Senior Loan commitment at December
                 31, 2007.
        (8)      Borrowings, FundNotes and FundPreferred Shares, at Liquidation Value as a percentage of total investments are (6.8)%, (16.1)% and (9.3)%, respectively.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        ADR      American Depositary Receipt.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS & LIABILITIES

                                                December 31, 2007

---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $432,691,292)                     $ 484,291,940
Receivables:
  Dividends                                                       1,051,468
  Interest                                                          889,926
  Investments sold                                                1,249,291
  Reclaims                                                          134,736
Deferred FundNotes offering costs                                 1,617,895
Other assets                                                         26,602
---------------------------------------------------------------------------
     Total assets                                               489,261,858
---------------------------------------------------------------------------
LIABILITIES
Borrowings                                                       33,000,000
Payables:
  Investments purchased                                             641,334
  Federal corporate income tax                                    2,900,000
FundNotes                                                        78,000,000
Accrued expenses:
  Management fees                                                   237,022
  Interest on borrowings                                            735,521
  Other                                                             112,016
FundNotes interest payable                                           46,947
FundPreferred shares dividends payable                               32,362
---------------------------------------------------------------------------
     Total liabilities                                          115,705,202
---------------------------------------------------------------------------
FundPreferred shares, at liquidation value                       45,000,000
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $ 328,556,656
===========================================================================
Common shares outstanding                                        13,958,267
===========================================================================
Net asset value per Common share outstanding (net assets
  applicable to Common shares, divided by Common shares
  outstanding)                                                $       23.54
===========================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------
Common shares, $.01 par value per share                       $     139,583
Paid-in surplus (1)                                             279,959,701
Undistributed (Over-distribution of) net investment income         (296,740)
Accumulated net realized gain (loss) from investments            (2,846,536)
Net unrealized appreciation (depreciation) of investments        51,600,648
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $ 328,556,656
===========================================================================
Authorized shares:
  Common                                                          Unlimited
  FundPreferred                                                   Unlimited
===========================================================================

(1) Includes retained realized long-term capital gains of $8,285,714, net of federal corporate income taxes of $2,900,000.

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                                Year ended December 31, 2007

-----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $244,095)              $14,350,884
Interest                                                           7,710,699
-----------------------------------------------------------------------------
Total investment income                                           22,061,583
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                    4,576,291
FundNotes interest expense and amortization of offering
  costs                                                            4,033,705
FundNotes and FundPreferred shares - auction fees                    307,502
FundNotes and FundPreferred shares - dividend disbursing
  agent fees                                                          17,087
Shareholders' servicing agent fees and expenses                          630
Interest expense on borrowings                                     1,856,324
Custodian's fees and expenses                                        124,154
Trustees' fees and expenses                                           15,540
Professional fees                                                     67,083
Shareholders' reports - printing and mailing expenses                 89,271
Stock exchange listing fees                                            9,748
Investor relations expense                                            93,916
Other expenses                                                        30,048
-----------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                   11,221,299
  Custodian fee credit                                                (2,723)
  Expense reimbursement                                           (1,659,405)
-----------------------------------------------------------------------------
Net expenses                                                       9,559,171
-----------------------------------------------------------------------------
Net investment income                                             12,502,412
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments (net of federal
  corporate income taxes of $2,900,000 on long-term capital
  gains retained)                                                 20,234,467
Change in net unrealized appreciation (depreciation) of
  investments                                                    (37,324,738)
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                          (17,090,271)
-----------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                          (643,144)
From accumulated net realized gains                               (1,511,526)
-----------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to FundPreferred shareholders                     (2,154,670)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $(6,742,529)
=============================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                                                YEAR ENDED       YEAR ENDED
                                                                  12/31/07         12/31/06
-------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $ 12,502,412     $ 12,395,442
Net realized gain (loss) from investments (net of federal
  corporate income taxes of $2,900,000 and $4,560,679,
  respectively, on long-term capital gains retained)            20,234,467       19,797,397
Change in net unrealized appreciation (depreciation) of
  investments                                                  (37,324,738)      42,186,210
Distributions to FundPreferred shareholders:
  From net investment income                                      (643,144)        (684,168)
  From accumulated net realized gains                           (1,511,526)      (1,265,973)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                        (6,742,529)      72,428,908
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                     (11,443,362)     (12,216,747)
From accumulated net realized gains                            (15,815,168)      (9,753,316)
-------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Common shareholders                         (27,258,530)     (21,970,063)
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Offering costs adjustments                                            --           (4,264)
  Net proceeds from shares issued to shareholders due to
    reinvestment of distributions                                1,817,508          817,373
FundPreferred shares offering costs adjustments                         --           15,800
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from
  capital share transactions                                     1,817,508          828,909
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                       (32,183,551)      51,287,754
Net assets applicable to Common shares at the beginning of
  year                                                         360,740,207      309,452,453
-------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year     $328,556,656     $360,740,207
===========================================================================================
Undistributed (Over-distribution of) net investment income
  at the end of year                                          $   (296,740)    $   (402,491)
===========================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CASH FLOWS

                                                Year ended December 31, 2007

----------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM OPERATIONS                                      $  (6,742,529)
Adjustments to reconcile the net increase (decrease) in net
  assets applicable to Common shares from operations
  to net cash provided by (used in) operating activities:
  Purchases of investments                                     (132,274,698)
  Proceeds from sales of investments                            162,015,448
  Proceeds from (Purchases of) short-term investments, net       (9,381,896)
  Amortization/(Accretion) of premiums and discounts, net           203,434
  (Increase) Decrease in receivable for dividends                   (30,346)
  (Increase) Decrease in receivable for interest                    113,335
  (Increase) Decrease in receivable for investments sold           (725,654)
  (Increase) Decrease in receivable for reclaims                    (85,815)
  (Increase) Decrease in other assets                                (8,282)
  Increase (Decrease) in payable for investments purchased         (854,916)
  Increase (Decrease) in payable for federal corporate
  income tax                                                     (1,660,679)
  Increase (Decrease) in accrued management fees                    (11,042)
  Increase (Decrease) in accrued interest on borrowings             443,095
  Increase (Decrease) in accrued other liabilities                   14,338
  Increase (Decrease) in FundNotes interest payable                  18,373
  Increase (Decrease) in FundPreferred shares dividends
  payable                                                            10,906
  Net realized (gain) loss from investments                     (20,234,467)
  Net realized (gain) loss from paydowns                             37,167
  Proceeds from litigation settlement                               109,218
  Change in net unrealized (appreciation) depreciation of
  investments                                                    37,324,738
  Federal corporate income taxes on retained capital gains       (2,900,000)
----------------------------------------------------------------------------
  Net cash provided by (used in) operating activities            25,379,728
----------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                  (25,441,022)
(Increase) Decrease in deferred FundNotes offering costs             61,294
----------------------------------------------------------------------------
  Net cash provided by (used in) financing activities           (25,379,728)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                          --
Cash at the beginning of period                                          --
----------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                     $          --
============================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION


Cash paid for interest on borrowings during the fiscal year ended December 31, 2007, was $1,413,229.


Cash paid for federal corporate income taxes was $4,560,679.


Cash paid for interest on FundNotes (excluding amortization of FundNotes offering costs) during the fiscal year ended December 31, 2007, was $3,954,038.


Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $1,817,508.

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Tax-Advantaged Total Return Strategy Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JTA." The Fund was organized as a Massachusetts business trust on October 1, 2003.

The Fund seeks to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred securities that are eligible to pay tax-advantaged dividends, as well as senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high-yield debt securities, that are not eligible to pay tax-advantaged dividends.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any. Interest income also includes fee income and amendment fees, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. During the tax year ended December 31, 2007, the Fund retained $8,285,714 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $2,900,000, the net of which has been reclassified to Paid-in surplus. During the tax year ended December 31, 2006, the Fund retained $13,030,512 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $4,560,679.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not," (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the status of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. the last four tax year ends and the interim tax period since than). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund's tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund's net assets or results of operations as of and during the fiscal year ended December 31, 2007.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

FundNotes

The Fund has issued and outstanding 3,120 Series F FundNotes, $25,000 stated value per share, that mature on April 24, 2034. The interest rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. For the fiscal year ended December 31, 2007, the average daily balance of FundNotes was $78 million with an average annualized interest rate (including amortization of the FundNotes offering costs) of 5.17%.

FundPreferred Shares

The Fund has issued and outstanding 1,800 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Derivative Financial Instruments

The Fund is authorized to invest in derivative financial instruments or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not invest in any such instruments during the fiscal year ended December 31, 2007.

   Notes to
   FINANCIAL STATEMENTS (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Organization and Offering Costs

Costs incurred by the Fund in connection with its offering of FundNotes are recorded as a deferred charge which are being amortized over the 30 year life of the FundNotes and included with "FundNotes interest expense and amortization of offering costs" on the Statement of Operations.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                    YEAR                YEAR
                                                   ENDED               ENDED
                                                12/31/07            12/31/06
----------------------------------------------------------------------------
Common shares issued to shareholders
  due to reinvestment of
  distributions                                  70,333               32,694
----------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended December 31, 2007, aggregated $132,274,698 and $162,015,448, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2007, the cost of investments was $438,027,491.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2007, were as follows:

-----------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                          $84,685,277
  Depreciation                                                          (38,420,828)
-----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               $46,264,449
-----------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Fund's tax year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                  $        --
Undistributed net long-term capital gains                              2,902,935
--------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended December 31, 2007 and December 31, 2006, was designated for purposes of the dividends paid deduction as follows:

2007
--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $12,075,600
Distributions from net long-term capital gains **                     17,326,694
--------------------------------------------------------------------------------

2006
--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $13,681,235
Distributions from net long-term capital gains                        10,235,261
--------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
** The Fund hereby designates this amount paid during the fiscal year ended
   December 31, 2007, as long-term capital gain dividends, pursuant to the Internal Revenue Code Section 852(b)(3).

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                                  FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                  .7000%
For the next $500 million                                                                                   .6750
For the next $500 million                                                                                   .6500
For the next $500 million                                                                                   .6250
For Managed Assets over $2 billion                                                                          .6000
-----------------------------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of December 31, 2007, the complex level fee rate was .1846%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

   Notes to
   FINANCIAL STATEMENTS (continued)

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ") and Symphony Asset Management, LLC ("Symphony"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. NWQ and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
JANUARY 31,                              JANUARY 31,
-------------------------------------------------------------------------------
2004 *                            .32%   2009                               .32%
2005                              .32    2010                               .24
2006                              .32    2011                               .16
2007                              .32    2012                               .08
2008                              .32
-------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser and, if applicable, the sub-advisory agreements between the Adviser and the sub-advisers of the Fund, and resulted in the automatic termination of each such agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-advisers on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of the Fund and took effect on November 30, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

Related Party Holdings

At December 31, 2007, the Fund owned 40,000 shares of Merrill Lynch and Company, Inc. preferred securities with a market value of $801,600. Total income earned by the Fund from such securities amounted to $39,842 and is included in dividend income on the Statement of Operations.

6. COMMITMENTS

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2007, the Fund had unfunded senior loan commitments of $987,620.

7. SENIOR LOAN PARTICIPATION COMMITMENTS

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2007, there were no such outstanding participation commitments.

8. BORROWINGS

On August 2, 2006, the Fund entered into a $33 million revolving credit agreement ($33 million maximum) with CITIBANK, N.A. On August 3, 2006, the Fund had borrowed the full $33 million allowed under the revolving credit agreement. For the fiscal year ended December 31, 2007, the average daily balance of borrowings under the revolving credit agreement was the full $33 million allowed. The interest expense incurred on borrowings is recognized as "Interest expense on borrowings" in the Statement of Operations. The average annualized interest rate on such borrowings for the fiscal year ended December 31, 2007, was 5.63%.

9. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

10. SUBSEQUENT EVENTS

During February 2008, regularly scheduled auctions for the FundPreferred shares issued by the Fund began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the FundPreferred stock.

These developments do not affect the management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund's cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Fund's future Common share earnings may be lower than they otherwise might have been.

           Financial

           HIGHLIGHTS
           Selected data for a Common share outstanding throughout each period:

                                                                  Investment Operations
                                             ----------------------------------------------------------------
                                                                        Distributions
                                                                             from Net   Distributions
                                 Beginning                        Net      Investment    from Capital
                                    Common                  Realized/       Income to        Gains to
                                     Share          Net    Unrealized   FundPreferred   FundPreferred
                                 Net Asset   Investment          Gain          Share-          Share-
                                     Value    Income(a)     (Loss)(b)        holders+        holders+   Total
-------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                                $25.98         $.90        $(1.22)          $(.05)          $(.11)  $(.48)
2006                                 22.33          .89          4.48            (.05)           (.09)   5.23
2005                                 21.54          .83          1.76            (.05)           (.05)   2.49
2004(c)                              19.10          .67          2.69            (.03)             --    3.33
-------------------------------------------------------------------------------------------------------------

                                      Less Distributions
                                ------------------------------

                                       Net                       Offering Costs
                                Investment    Capital                       and      Ending
                                 Income to   Gains to             FundPreferred      Common
                                    Common     Common                     Share       Share      Ending
                                    Share-     Share-              Underwriting   Net Asset      Market
                                   holders    holders    Total        Discounts       Value       Value
-------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                                 $(.82)   $(1.14)   $(1.96)  $          --       $23.54      $21.81
2006                                  (.88)     (.70)    (1.58)             --**      25.98       27.09
2005                                  (.78)     (.91)    (1.69)           (.01)       22.33       21.37
2004(c)                               (.67)     (.10)     (.77)           (.12)       21.54       19.35
------------------------------

                                                 FundNotes at End of Period                FundPreferred Shares at End of Period
                                      -------------------------------------------------   ---------------------------------------
                                        Aggregate     Average Market              Asset      Aggregate   Liquidation
                                           Amount          Value Per       Coverage Per         Amount    and Market        Asset
                                      Outstanding         $25,000 of          $1,000 of    Outstanding         Value     Coverage
                                            (000)   Principal Amount   Principal Amount          (000)     Per Share    Per Share
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                                  $    78,000   $         25,000   $          5,789   $    45,000    $   25,000    $ 207,531
2006                                       78,000             25,000              6,202        45,000        25,000      225,411
2005                                       78,000             25,000              5,544        45,000        25,000      196,918
2004(c)                                    78,000             25,000              5,403        45,000        25,000      190,805
---------------------------------------------------------------------------------------------------------------------------------

                                     Borrowings at End of Period
                                     ---------------------------
                                        Aggregate
                                           Amount          Asset
                                      Outstanding       Coverage
                                            (000)     Per $1,000
-----------------------------------  ---------------------------
Year Ended 12/31:
2007                                  $   33,000     $   14,684
2006                                      33,000         15,659
2005                                          --             --
2004(c)                                       --             --
-----------------------------------

                                                 Ratios/Supplemental Data
                           ---------------------------------------------------------------------
                                               Ratios to Average           Ratios to Average
                                           Net Assets Applicable to    Net Assets Applicable to
                                             Common Shares Before         Common Shares After
        Total Returns                        Credit/Reimbursement      Credit/Reimbursement****
     -------------------                   -------------------------   -------------------------
                   Based
                      on
                  Common      Ending Net
        Based      Share          Assets
           on        Net   Applicable to                         Net                         Net
       Market      Asset          Common                  Investment                  Investment
     Value***   Value***    Shares (000)   Expenses++       Income++   Expenses++       Income++
------------------------------------------------------------------------------------------------
       (12.99)%    (2.38)%     $328,557         3.10%           2.99%       2.64%           3.45%
        35.52      24.19        360,740         2.79            3.28        2.34            3.73
        20.00      11.93        309,452         2.26            3.36        1.81            3.81
          .91      17.18        298,449         1.80*           3.30*       1.37*           3.73*
------------------------------------------------------------------------------------------------

     Ratios/Supplemental Data
     ---------

     Portfolio
      Turnover
          Rate
---------------------------------------------------------------
           25%
           25
           26
           16
---

*    Annualized.

** Per share offering costs and FundPreferred Share Underwriting Discounts rounds to less than $.01 per share.

*** - Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

       Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

     - The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Return on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

                                                                   Total Returns
                                                          --------------------------------
                                          Common                                  Based on
                                       Shareholders             Based on      Common Share
                                       of Record on         Market Value   Net Asset Value
                                      -------------------------------------------------------
        Tax Year Ended 12/31:
        2007                            December 31              (12.18)%           (1.54)%
        2006                            December 29               37.15             25.75
        2005                                    N/A                 N/A               N/A
        2004(c)                                 N/A                 N/A               N/A

       N/A The Fund did not elect to retain a portion of its realized long-term capital gains prior to tax year ended December 31, 2006.

****  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     - Income ratios reflect income earned on assets attributable to FundPreferred shares, FundNotes and borrowings, where applicable.
     - Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the interest expense paid on FundNotes and borrowings as follows:

                                 Ratios of FundNotes Interest Expense           Ratios of Borrowings Interest
                               and Amortization of FundNotes Offering                              Expense to
                               Costs to Average Net Assets Applicable        Average Net Assets Applicable to
                                                     to Common Shares                           Common Shares
                               --------------------------------------      ----------------------------------
        Year Ended:
        2007                                                   1.11%                                      .51%
        2006                                                   1.11                                       .23*
        2005                                                    .80                                        --
        2004(c)                                                 .37*                                       --

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Net of federal corporate income taxes on long-term capital gains retained by the Fund of $0.21 and $0.33 per share for the fiscal years ended December 31, 2007 and December 31, 2006, respectively.
(c) For the period January 27, 2004 (commencement of operations) through December 31, 2004.

                                 See accompanying notes to financial statements.

                            BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not interested persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

- TIMOTHY R.
  SCHWERTFEGER(1)
  3/28/49                   Chairman of             1994                               Former director
  333 W. Wacker Drive       the Board               ANNUAL                             (1994-November 12, 2007),
  Chicago, IL 60606         and Board Member                                           Chairman (1996-June 30,
                                                                                       2007), Non-Executive Chairman
                                                                                       (July 1, 2007-November 12,
                                                                                       2007) and Chief Executive
                                                                                       Officer (1996-June 30, 2007)
                                                                         184           of Nuveen Investments, Inc.
                                                                                       and Nuveen Asset Management
                                                                                       and certain other
                                                                                       subsidiaries of Nuveen
                                                                                       Investments, Inc.; formerly,
                                                                                       Director (1992-2006) of
                                                                                       Institutional Capital
                                                                                       Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

- ROBERT P. BREMNER
  8/22/40                   Lead Independent        1997                 184           Private Investor and
  333 W. Wacker Drive       Board member            CLASS III                          Management Consultant.
  Chicago, IL 60606

- JACK B. EVANS
  10/22/48                                          1999                               President, The Hall-Perrine
  333 W. Wacker Drive       Board member            CLASS III                          Foundation, a private phil-
  Chicago, IL 60606                                                                    anthropic corporation (since
                                                                                       1996); Director and Vice
                                                                                       Chairman, United Fire Group,
                                                                                       a publicly held company;
                                                                                       Member of the Board of
                                                                                       Regents Companies; for the
                                                                                       State of Iowa University
                                                                                       System; Director, Gazette
                                                                                       Life Trustee of Coe College
                                                                         184           and Iowa College Foundation;
                                                                                       Member of the Advisory
                                                                                       Council of the Department of
                                                                                       Finance in the Tippie College
                                                                                       of Business, University of
                                                                                       Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly,
                                                                                       Director, Federal Reserve
                                                                                       Bank of Chicago; formerly,
                                                                                       President and Chief Operating
                                                                                       Officer, SCI Financial Group,
                                                                                       Inc., a regional financial
                                                                                       services firm.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
- WILLIAM C. HUNTER
  3/6/48                                            2004                               Dean, Tippie College of
  333 W. Wacker Drive       Board member            CLASS II                           Business, University of Iowa
  Chicago, IL 60606                                                                    (since July 2006); formerly,
                                                                                       Dean and Distinguished
                                                                                       Professor of Finance, School
                                                                                       of Business at the University
                                                                                       of Connecticut (2003-2006);
                                                                                       previously, Senior Vice
                                                                                       President and Director of
                                                                                       Research at the Federal
                                                                         184           Reserve Bank of Chicago
                                                                                       (1995-2003); Director (since
                                                                                       1997), Credit Research Center
                                                                                       at George Washington
                                                                                       University; Director (since
                                                                                       2004) of Xerox Corporation;
                                                                                       Director (since 2005) Beta
                                                                                       Gamma Sigma International
                                                                                       Honor Society; Director, SS&C
                                                                                       Technologies, Inc. (May
                                                                                       2005-October 2005).

- WILLIAM J. SCHNEIDER
  9/24/44                                           1997                               Chairman of Miller-Valentine
  333 W. Wacker Drive       Board member            ANNUAL                             Partners Ltd., a real estate
  Chicago, IL 60606                                                                    investment company, formerly,
                                                                                       Senior Partner and Chief
                                                                         184           Operating Officer (retired,
                                                                                       2004); Director, Dayton
                                                                                       Development Coalition;
                                                                                       formerly, Member, Business
                                                                                       Advisory Council, Cleveland
                                                                                       Federal Reserve Bank.

- JUDITH M. STOCKDALE
  12/29/47                                          1997                               Executive Director, Gaylord
  333 W. Wacker Drive       Board member            CLASS I                            and Dorothy Donnelley
  Chicago, IL 60606                                                                    Foundation (since 1994);
                                                                         184           prior thereto, Executive
                                                                                       Director, Great Lakes
                                                                                       Protection Fund (from 1990 to
                                                                                       1994).

- CAROLE E. STONE
  6/28/47                                           2007                               Director, Chicago Board
  333 W. Wacker Drive       Board member            CLASS I                            Options Exchange (since
  Chicago, IL 60606                                                                    2006); Chair New York Racing
                                                                                       Association Oversight Board
                                                                                       (2005-12/2007); Commissioner,
                                                                                       New York State Commission on
                                                                                       Public Authority Reform
                                                                         184           (since 2005); formerly
                                                                                       Director, New York State
                                                                                       Division of the Budget
                                                                                       (2000-2004), Chair, Public
                                                                                       Authorities Control Board
                                                                                       (2000-2004) and Director,
                                                                                       Local Government Assistance
                                                                                       Corporation (2000-2004).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND:

- GIFFORD R. ZIMMERMAN
  9/9/56                    Chief Administrative                                        Managing Director (since
  333 W. Wacker Drive       Officer                 1988                                2002), Assistant
  Chicago, IL 60606                                                                     Secretary and Associate
                                                                                        General Counsel,
                                                                                        formerly, Vice Presi-
                                                                                        dent and Assistant
                                                                                        General Counsel, of
                                                                                        Nuveen Investments, LLC;
                                                                                        Managing Director (since
                                                                                        2002), Associate General
                                                                                        Counsel and Assistant
                                                                                        Secretary, of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President and Assistant
                                                                                        Secretary of NWQ
                                                                                        Investment Management
                                                                                        Company, LLC. (since
                                                                                        2002), Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC, and NWQ
                                                                          184           Investment Management
                                                                                        Company, LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, and Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006); Nuveen
                                                                                        HydePark Group LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Managing
                                                                                        Director, Associate
                                                                                        General Counsel and
                                                                                        Assistant Secretary of
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc. (since
                                                                                        2003); Managing Director
                                                                                        (since 2004) and
                                                                                        Assistant Secretary
                                                                                        (since 1994) of Nuveen
                                                                                        Investments, Inc.,
                                                                                        Assistant Secretary
                                                                                        (since 2003) of Symphony
                                                                                        Asset Management LLC.

- WILLIAM ADAMS IV
  6/9/55                                                                                Executive Vice President,
  333 W. Wacker Drive       Vice President          2007                                U.S. Structured Products
  Chicago, IL 60606                                                                     of Nuveen Investments,
                                                                          120           LLC, (since 1999), prior
                                                                                        thereto, Managing
                                                                                        Director of Structured
                                                                                        Investments.

- JULIA L. ANTONATOS
  9/22/63                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2004                                2005), formerly Vice
  Chicago, IL 60606                                                       184           President (2002-2005) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.

- CEDRIC H. ANTOSIEWICZ
  1/11/62                                                                               Managing Director, (since
  333 W. Wacker Drive       Vice President          2007                  120           2004) previously, Vice
  Chicago, IL 60606                                                                     President (1993-2004) of
                                                                                        Nuveen Investments, LLC.

- MICHAEL T. ATKINSON
  2/3/66                    Vice President                                              Vice President (since
  333 W. Wacker Drive       and Assistant           2000                  184           2002) of Nuveen
  Chicago, IL 60606         Secretary                                                   Investments, LLC.

- PETER H. D(#)ARRIGO
  11/28/67                                                                              Vice President and
  333 W. Wacker Drive       Vice President          1999                                Treasurer of Nuveen
  Chicago, IL 60606                                                                     Investments, LLC and
                                                                                        Nuveen Investments, Inc.;
                                                                                        Vice President and
                                                                                        Treasurer of Nuveen Asset
                                                                                        Management (since 2002),
                                                                                        Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002); NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002); Rittenhouse
                                                                                        Asset Management, Inc.
                                                                                        (since 2003), Tradewinds
                                                                                        NWQ Global Investors, LLC
                                                                          184           (since 2006), Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006) and
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Treasurer of
                                                                                        Symphony Asset Management
                                                                                        LLC (since 2003);
                                                                                        formerly, Vice President
                                                                                        and Treasurer (1999-2004)
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3),
                                                                                        Chartered Financial
                                                                                        Analyst.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- LORNA C. FERGUSON
  10/24/45                                                                              Managing Director (since
  333 W. Wacker Drive       Vice President          1998                                2004), formerly, Vice
  Chicago, IL 60606                                                                     President of Nuveen
                                                                                        Investments, LLC,
                                                                                        Managing Director (2004)
                                                                          184           formerly, Vice President
                                                                                        (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen
                                                                                        Institutional Advisory
                                                                                        Corp.(3); Managing
                                                                                        Director (since 2005) of
                                                                                        Nuveen Asset Management.

- STEPHEN D. FOY
  5/31/54                   Vice President                                              Vice President (since
  333 W. Wacker Drive       and Controller          1998                                1993) and Funds
  Chicago, IL 60606                                                                     Controller (since 1998)
                                                                                        of Nuveen Investments,
                                                                                        LLC; Vice President
                                                                                        (since 2005) of Nuveen
                                                                          184           Asset Management;
                                                                                        formerly, Vice President
                                                                                        and Funds Controller
                                                                                        (1998-2004) of Nuveen
                                                                                        Investments, Inc.;
                                                                                        Certified Public
                                                                                        Accountant.

- WALTER M. KELLY
  2/24/70                   Chief Compliance                                            Vice President (since
  333 W. Wacker Drive       Officer and             2003                                2006) formerly, Assistant
  Chicago, IL 60606         Vice President                                              Vice President and
                                                                                        Assistant General Counsel
                                                                                        (2003-2006) of Nuveen
                                                                                        Investments, LLC;
                                                                          184           Assistant Vice President
                                                                                        and Assistant Secretary
                                                                                        of the Nuveen Funds
                                                                                        (2003-2006); previously,
                                                                                        Associate (2001-2003) at
                                                                                        the law firm of
                                                                                        VedderPrice P.C.

- DAVID J. LAMB
  3/22/63                                                                               Vice President (since
  333 W. Wacker Drive       Vice President          2000                                2000) of Nuveen
  Chicago, IL 60606                                                       184           Investments, LLC;
                                                                                        Certified Public
                                                                                        Accountant.

- TINA M. LAZAR
  8/27/61                                                                               Vice President of Nuveen
  333 W. Wacker Drive       Vice President          2002                  184           Investments, LLC (since
  Chicago, IL 60606                                                                     1999).

- LARRY W. MARTIN
  7/27/51                   Vice President                                              Vice President, Assistant
  333 W. Wacker Drive       and Assistant           1988                                Secretary and Assistant
  Chicago, IL 60606         Secretary                                                   General Counsel of Nuveen
                                                                                        Investments, LLC;
                                                                                        formerly, Vice President
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3); Vice
                                                                                        President (since 2005)
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Investments,
                                                                                        Inc.; Vice President
                                                                                        (since 2005) and
                                                                                        Assistant Secretary
                                                                                        (since 1997) of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President (since 2000),
                                                                                        Assistant Secretary and
                                                                          184           Assistant General Counsel
                                                                                        (since 1998) of
                                                                                        Rittenhouse Asset Manage-
                                                                                        ment, Inc.; Vice
                                                                                        President and Assistant
                                                                                        Secretary of Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002); NWQ
                                                                                        Investment Management
                                                                                        Company, LLC (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC (since 2006) and of
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- KEVIN J. MCCARTHY
  3/26/66                   Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Secretary           2007                                Investments, LLC (since
  Chicago, IL 60606                                                                     2007); Vice President,
                                                                                        and Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global
                                                                          184           Investors LLC, NWQ
                                                                                        Holdings, LLC, Symphony
                                                                                        Asset Management LLC,
                                                                                        Santa Barbara Asset
                                                                                        Management LLC, Nuveen
                                                                                        HydePark Group, LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Vice
                                                                                        President and Assistant
                                                                                        General Counsel, Nuveen
                                                                                        Investments, Inc. (since
                                                                                        2007). Prior thereto,
                                                                                        Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).

- JOHN V. MILLER
  4/10/67                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2007                                2007), formerly, Vice
  Chicago, IL 60606                                                       184           President (2002-2007) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.

- JAMES F. RUANE
  7/3/62                    Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2007                                Investments (since 2007);
  Chicago, IL 60606         Secretary                                                   prior thereto, Partner,
                                                                          184           Deloitte & Touche USA LLP
                                                                                        (since 2005), formerly,
                                                                                        senior tax manager (since
                                                                                        2002); Certified Public
                                                                                        Accountant.

- MARK L. WINGET
  12/21/68                  Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2008                                Investments, LLC (since
  Chicago, IL 60606         Secretary                                                   2008); Vice President and
                                                                                        Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global
                                                                          184           Investors, LLC, NWQ
                                                                                        Holdings, LLC, Symphony
                                                                                        Asset Management LLC,
                                                                                        Santa Barbara Asset
                                                                                        Management, LLC, Nuveen
                                                                                        HydePark Group, LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2008); Vice
                                                                                        President and Assistant
                                                                                        General Counsel, Nuveen
                                                                                        Investments Inc. (since
                                                                                        2008); prior thereto,
                                                                                        Counsel, VedderPrice P.C.
                                                                                        (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA) hereby designates 73.40% of dividends paid from ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100% as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     EAN-C-1207D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

                                    Share prices
                                    Fund details
                                    Daily financial news
                                    Investor education
                                    Interactive planning tools

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors (the "Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Nuveen Tax-Advantaged Total Return Strategy Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                      AUDIT FEES BILLED   AUDIT-RELATED FEES        TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED        TO FUND (1)      BILLED TO FUND (2)   BILLED TO FUND (3)   BILLED TO FUND (4)
-----------------     -----------------   ------------------   ------------------   ------------------
December 31, 2007          $24,600                $0                 $1,000               $1,650
                           -------               ---                 ------               ------
Percentage approved
   pursuant to
   pre-approval
   exception                     0%                0%                     0%                   0%
                           -------               ---                 ------               ------
December 31, 2006          $23,000                $0                 $  800               $1,550
                           -------               ---                 ------               ------
Percentage approved
   pursuant to
   pre-approval
   exception                     0%                0%                     0%                   0%

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

                        AUDIT-RELATED FEES    TAX FEES BILLED TO      ALL OTHER FEES
                      BILLED TO ADVISER AND       ADVISER AND       BILLED TO ADVISER
                         AFFILIATED FUND        AFFILIATED FUND    AND AFFILIATED FUND
FISCAL YEAR ENDED       SERVICE PROVIDERS      SERVICE PROVIDERS    SERVICE PROVIDERS
-----------------     ---------------------   ------------------   -------------------
December 31, 2007              $0                     $0                   $0
                              ---                    ---                  ---
Percentage approved
   pursuant to
   pre-approval
   exception                    0%                     0%                   0%
                              ---                    ---                  ---
December 31, 2006              $0                     $0                   $0
                              ---                    ---                  ---
Percentage approved
   pursuant to
   pre-approval
   exception                    0%                     0%                   0%

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

                                             TOTAL NON-AUDIT FEES
                                             BILLED TO ADVISER AND
                                            AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                            PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                            RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                    TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL     PROVIDERS (ALL OTHER
FISCAL YEAR ENDED      BILLED TO FUND       REPORTING OF THE FUND)          ENGAGEMENTS)        TOTAL
-----------------   --------------------   ------------------------   -----------------------   ------
December 31, 2007          $2,650                     $0                         $0             $2,650
December 31, 2006          $2,350                     $0                         $0             $2,350

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board. His resignation became effective on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged NWQ Investment Management Company, LLC ("NWQ") and Symphony Asset Management, LLC ("Symphony"), as Sub-Advisers to provide discretionary investment advisory services (NWQ and Symphony are also collectively referred to as "Sub-Advisers"). As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor each Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Advisers' proxy voting policies and procedures are summarized as follows:

NWQ

With respect to NWQ, NWQ's Proxy Voting Committee (the "Committee") is responsible for supervision of the proxy voting process, including identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned on behalf of clients, and circumstances when NWQ may deviate from its policies and procedures. Unless otherwise determined by the Committee, NWQ will cause proxies to be voted consistent with the recommendations or guidelines of an independent third party proxy service or other third party, and in most cases, votes generally in accordance with the recommendations of ISS on the voting of proxies relating to securities held on behalf of clients' accounts. Unless otherwise restricted, NWQ's Committee reserves the right to override the specific recommendations in any situation where it believes such recommendation is not in its clients best interests. NWQ's Committee oversees the identification of material conflicts of interest, and where such matter is covered by the recommendations or guidelines of a third party proxy service, it shall cause proxies to be voted in accordance with the applicable recommendation or guidelines, to avoid such conflict. If a material conflict of interest matter is not covered by the third party service provider recommendations, NWQ may (i) vote in accordance with the recommendations of an alternative independent third party or (ii) disclose the conflict to the client, and with their consent, make the proxy voting determination and document the basis for such determination.

NWQ generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in NWQ's judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer). Likewise, the Committee may determine not to recall securities on loan if negative consequences of such recall outweigh benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh benefits, in NWQ's judgment.

SYMPHONY

Symphony uses the proxy voting services of Institutional Shareholder Services ("ISS"). The ISS Proxy Voting Services provide Symphony and its clients with an independent source of proxy voting research and services. The use of ISS is designed to offer client-centered proxy voting which minimizes conflicts of interests between Symphony's interests and those of its clients.

In order to monitor how ISS votes client proxies, Symphony has established a Proxy Voting Review Committee (the "Committee"). The Committee is composed of Symphony's Chief Operating Officer and its Chief Investment Officer. Each year, the Committee reviews ISS proxy voting policies and practices to determine whether such policies and practices are consistent with Symphony's fiduciary duty to the clients for whom Symphony is responsible for voting proxies. During the year, the Committee review how ISS votes on specific issues. From time to time, the Committee discusses the proxy voting process with representatives of ISS in order to ensure that Symphony's client interests are being protected. When Symphony disagrees with ISS' policies with respect to certain issues, Symphony will direct the voting of its clients' proxies according to what Symphony believes is the best interests of its clients.

Clients who have questions about how particular proxies are voted for their account may request such information from Symphony by calling (415) 676-4000.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Symphony Asset Management, LLC ("Symphony") and NWQ Investment Management Company, LLC ("NWQ"), as Sub-Advisers to provide discretionary investment advisory services with respect to the registrant's investments in senior loans and other debt instruments and equity investments, respectively (Symphony and NWQ are also collectively referred to as "Sub-Advisers"). The following section provides information on the portfolio managers at each Sub-Adviser:

SYMPHONY

ITEM 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

LENNY MASON, CPA, Fixed-Income Portfolio Manager
Lenny is a Fixed-Income Portfolio Manager for Symphony Asset Management LLC. His responsibilities include portfolio management for Symphony's high yield and bank loan strategies and credit research for its fixed income strategies. Prior to joining Symphony in 2001, Lenny was a Managing Director in FleetBoston's Technology & Communications Group where he headed its Structuring and Advisory Team. Before joining Fleet, Lenny worked for Wells Fargo Bank's Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. Lenny has an MBA in Finance from the University of Chicago, a BS in Accounting from Babson College. Lenny is a Certified Public Accountant.

GUNTHER STEIN, Director of Fixed-Income Strategies
Gunther is a Principal and the Director of Fixed-Income Strategies at Symphony Asset Management. He has close to 20 years of investment and research experience. Gunther is responsible for all of Symphony's fixed-income strategies, in addition to portfolio management, trading, and research for the fixed-income funds. Prior to joining Symphony in 1999, Gunther was a high-yield portfolio manager at Wells Fargo. Gunther joined Wells Fargo in 1993 as an associate in its Loan Syndications & Leveraged Finance Group after completing its credit-management training program. Previously, Gunther worked for First Interstate Bank as a euro-currency deposit trader. He also worked for Standard Chartered Bank in Mexico City and Citibank Investment Bank in London. Gunther received an MBA from the University of Texas at Austin and a BA in Economics from the University of California at Berkeley.

ITEM 8(a)(2).  OTHER ACCOUNTS MANAGED

OTHER ACCOUNTS MANAGED BY SYMPHONY
PMS
AS OF 12/31/07

                                    GUNTHER          LENNY
                                     STEIN           MASON
(a) RICs

Number of accts                             6              6
Assets ($000s)                     $3,099,782     $3,099,782

(b) Other pooled accts
Non-performance fee accts
Number of accts                             7              7
Assets ($000s)                     $2,074,448     $2,074,448

Performance fee accts
Number of accts                             8              8
Assets ($000s)                     $1,573,741     $1,573,741

(c) Other
Non-performance fee accts
Number of accts                             2              -
Assets ($000s)                     $    1,370              -

Performance fee accts
Number of accts                             2              -
Assets ($000s)                     $  318,650              -


     POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.


ITEM 8(a)(3).  FUND MANAGER COMPENSATION

Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm's operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.


ITEM 8(a)(4).  OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2007

----------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO              $1 -      $10,001 -   $50,001 -    $100,001 -    $500,001 -    OVER
MANAGER                NONE    $10,000   $50,000     $100,000     $500,000      $1,000,000    $1,000,000
----------------------------------------------------------------------------------------------------------
Gunther Stein          X
----------------------------------------------------------------------------------------------------------
Lenny Mason            X
----------------------------------------------------------------------------------------------------------


NWQ

ITEM 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

JON D. BOSSE, CFA, Chief Investment Officer and Portfolio Manager

Mr. Bosse is Chief Investment Officer of NWQ, co-president of NWQ (since June
2006) and has been a Managing Director of NWQ since 1996.

MICHAEL CARNE, CFA, Managing Director and Fixed Income Portfolio Manager

Mr. Carne has been with NWQ since 2002 and has been a Managing Director since 2006.

ITEM 8(a)(2).  OTHER ACCOUNTS MANAGED

                                      Jon Bosse         Michael Carne
(a) RICs
Number of accts                                  6                   1
Assets ($000s)                     $ 1,556,610,726     $    62,551,973

(b) Other pooled accts
Non-performance fee accts
   Number of accts                               9                   0
   Assets ($000s)                  $   995,097,733                   0

(c) Other
Non-performance fee accts
   Number of accts                          45,623              10,743
   Assets ($000s)                  $27,741,956,314     $ 2,297,028,827

Performance fee accts
   Number of accts                               9                   0
   Assets ($000s)                  $   738,008,109                   0


     POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

          - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

          - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

          - With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

          - The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

In addition, Merrill Lynch & Co. (and its affiliates) is an indirect investor in Nuveen and therefore is considered an affiliate of NWQ under certain federal securities laws. NWQ may have a conflict of interest due to its relationship with Merrill Lynch & Co. (and its affiliates).

ITEM 8(a)(3).  FUND MANAGER COMPENSATION

NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes availability of equity-like incentive for purchase (whose value is determined by various factors including the increase in profitability of NWQ over time). Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements.


ITEM 8(a)(4).  OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2007

----------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO              $1 -      $10,001 -   $50,001 -    $100,001 -    $500,001 -    OVER
MANAGER                NONE    $10,000   $50,000     $100,000     $500,000      $1,000,000    $1,000,000
----------------------------------------------------------------------------------------------------------
Jon Bosse              0
----------------------------------------------------------------------------------------------------------
Mike Carne             0
----------------------------------------------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                          ------------------------------------------
                           Kevin J. McCarthy
                           Vice President and Secretary

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 7, 2008

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 7, 2008

* Print the name and title of each signing officer under his or her signature.